EQUINOX FUNDS TRUST

(The “Trust”)

Equinox Ampersand Strategy Fund

Equinox Aspect Core Diversified Strategy Fund

Equinox Chesapeake Strategy Fund

Equinox IPM Systematic Macro Fund

(Each a “Fund” and collectively the “Funds”)

Supplement dated July 26, 2019 to the Prospectus and Statement of Additional Information of each Fund’s respective share class(es).

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On July 1, 2019, the Board of Trustees of the Trust approved a Plan of Reorganization (“Plan”) for each of the Funds (each reorganization collectively the “Reorganizations”). The Plan is contingent upon the approval of the shareholders of each of the Funds. Under the terms of the Plan, if approved by the shareholders, each of the Funds will be reorganized into a corresponding newly created series of Investment Managers Series Trust II (“IMST II”), a Delaware statutory trust (each a “New Fund” and collectively the “New Funds”) as set forth below:

Fund	New Fund
Equinox Ampersand Strategy Fund	AXS Alternative Growth Fund
Equinox Aspect Core Diversified Strategy Fund	AXS Aspect Core Diversified Strategy Fund
Equinox Chesapeake Strategy Fund	AXS Chesapeake Strategy Fund
Equinox IPM Systematic Macro Fund	AXS IPM Systematic Macro Fund

Specifically, the Plan provides that each existing Fund will (1) transfer all of its assets to the corresponding New Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of the existing Fund’s liabilities, and (2) distribute the shares received from the New Fund pro rata to the shareholders of the corresponding existing Fund. Each shareholder of each existing Fund will receive the same number of shares of the corresponding New Fund in the same class and equal in aggregate net asset value to those held by the shareholder in the existing Fund at the time of the exchange. After consummation of the Plan, each existing Fund will be terminated as a series of the Trust. If approved by the shareholders, the Reorganizations are expected to close in the third quarter of 2019.

Each New Fund is a newly organized fund that will commence operation upon the closing of the corresponding existing Fund following the consummation of the Plan. The Reorganizations are generally not expected to result in the recognition of gain or loss by each existing Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Plan. Existing shareholders may redeem their shares at any time prior to the consummation of the Plan.

If the Plan is approved by shareholders of each existing Fund, AXS Investments, LLC (“AXS”) will serve as the investment adviser for the New Funds. Equinox Institutional Asset Management, LP (“Equinox”), which currently serves as the investment adviser for each Fund, will not serve as the investment adviser of any New Fund. The principals of Equinox intend to form a new investment adviser, Ampersand Investment Management LLC (“Ampersand”), concurrent with the Plan. Ampersand will serve as sub-adviser for the AXS Alternative Growth Fund. Investment personnel of Ampersand providing services to the AXS Alternative Growth Fund will be the same investment personnel of Equinox currently providing services to the Equinox Ampersand Strategy Fund. In addition, the current sub-adviser of each existing Fund (as applicable) will continue to serve as a sub-adviser to the corresponding New Fund as detailed in the table below. IPM Informed Portfolio Management AB, the current trading adviser for the Equinox IPM Systematic Macro Fund’s subsidiary, will become the sub-adviser for AXS IPM Systematic Macro Fund. The investment objective, policies, and strategies of each New Fund and its corresponding existing Fund will be the same or substantially similar.

Shareholders asked to approve the Plan will receive additional detailed information regarding the Plan, AXS, the New Funds, and IMST II in a combined registration statement/proxy statement, which is expected to be submitted to shareholders in August 2019.

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Please retain this Supplement with the Prospectus and Statement of Additional Information for Future Reference.